AAM S&P Emerging Markets High Dividend Value ETF
Schedule of Investments
January 31, 2022 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 96.3%
	Brazil - 10.1%
28,512	CPFL Energia SA	$155,715
24,377	JBS SA	161,779
27,292	Petroleo Brasileiro SA	182,204
18,231	Telefonica Brasil SA	171,323
6,577	Vale SA	100,451
		771,472
	China - 18.5%
413,000	Bank of China, Ltd. - H Shares	160,485
768,000	BBMG Corporation - H Shares	120,161
807,000	China Cinda Asset Management Company, Ltd. - H Shares	146,962
311,000	China CITIC Bank Corporation, Ltd. - H Shares	147,971
405,000	China Everbright Bank Company, Ltd. - H Shares	151,663
154,000	China Evergrande Group	32,785
118,000	China National Building Material Company, Ltd. - H Shares	152,540
373,000	Chongqing Rural Commercial Bank Company, Ltd. - H Shares	136,331
216,000	CIFI Holdings Group Company, Ltd.	140,998
140,000	CITIC, Ltd.	156,203
137,600	Guangzhou R&F Properties Company, Ltd. - H Shares	61,057
		1,407,156
	Hong Kong - 4.1%
452,000	China Jinmao Holdings Group, Ltd.	164,046
143,400	Yuexiu Property Company, Ltd.	145,284
		309,330
	India - 6.9%
9,772	Hindustan Aeronautics, Ltd.	189,056
101,780	Indian Oil Corporation, Ltd.	170,764
413,957	NHPC, Ltd.	166,421
		526,241
	Indonesia - 5.2%
1,608,300	Adaro Energy Tbk PT	250,493
322,700	Indofood Sukses Makmur Tbk PT	141,919
		392,412
	Malaysia - 5.3%
78,800	Hartalega Holdings Bhd	110,702
173,900	Kossan Rubber Industries Bhd	74,787
279,600	Sime Darby Bhd	143,624
146,700	Top Glove Corporation Bhd	74,656
		403,769
	Poland - 1.9%
7,040	Asseco Poland SA	141,092

	Republic of Korea - 4.6%
3,789	GS Holdings Corporation	120,538
2,001	KT&G Corporation	128,807
1,497	Lotte Shopping Company, Ltd.	98,972
		348,317
	Russian Federation - 4.6%
2,413,300	Inter RAO UES PJSC	120,389
16,927	Mobile TeleSystems PJSC - ADR	129,322
4,559	X5 Retail Group NV - GDR	102,304
		352,015
	Singapore - 1.0%
150,300	Riverstone Holdings, Ltd.	78,365

	South Africa - 1.7%
12,381	Exxaro Resources, Ltd.	132,902

	Taiwan, Province of China - 11.2%
149,000	Acer, Inc.	151,871
50,000	Chicony Electronics Company, Ltd.	159,092
104,000	CTCI Corporation	143,395
122,000	Formosa Taffeta Company, Ltd.	125,448
33,000	General Interface Solution Holding Ltd.	112,832
70,000	Lite-On Technology Corporation	159,812
		852,450
	Thailand - 5.9%
28,900	Siam City Cement pcl - NVDR	139,314
124,400	Sri Trang Gloves Thailand pcl - NVDR	108,352
146,600	Total Access Communication pcl - NVDR	203,642
		451,308
	Turkey - 13.8%
56,565	Anadolu Efes Biracilik Ve Malt Sanayii AS	122,444
37,739	Arcelik AS	144,734
7,263	Ford Otomotiv Sanayi AS	134,264
62,561	KOC Holding AS	151,372
40,731	Tofas Turk Otomobil Fabrikasi AS	241,827
195,746	Turk Telekomunikasyon AS	139,782
80,982	Turkcell Iletisim Hizmetleri AS	112,821
		1,047,244
	United Kingdom - 1.5%
17,271	Evraz plc	115,696
	TOTAL COMMON STOCKS (Cost $7,627,721)	7,329,769

	PREFERRED STOCKS - 3.5%
	Brazil - 3.5%
17,692	Centrais Eletricas Brasileiras SA	115,848
61,292	Cia Energetica de Minas Gerais - H Shares	152,480
		268,328
	TOTAL PREFERRED STOCKS (Cost $279,297)	268,328

	SHORT-TERM INVESTMENTS - 0.3%
25,643	Invesco Government & Agency Portfolio - Institutional Class - 0.03% (a)	25,643
	TOTAL SHORT-TERM INVESTMENTS (Cost $25,643)	25,643
	TOTAL INVESTMENTS (Cost $7,932,661) - 100.1%	7,623,740
	Liabilities in Excess of Other Assets - (0.1)%	(11,258)
	NET ASSETS - 100.0%	$7,612,482

	Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
NVDR	Non-Voting Depositary Receipt
(a)	Rate shown is the annualized seven-day yield as of January 31, 2022.

Summary of Fair Value Disclosure at January 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principals generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2022:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$7,329,769	$-	$-	$7,329,769
Preferred Stocks	268,328	-	-	268,328
Short-term Investments	25,643	-	-	25,643
Total Investments in Securities	$7,623,740	$-	$-	$7,623,740
^See Schedule of Investments for breakout of investments by country classifications.
For the period ended January 31, 2022, the Fund did not recognize any transfers to or from Level 3.